EXHIBIT 23.1
                                                                  FORM S-8


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1996 included or incorporated by reference in Bucyrus-Erie Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                              /s/Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP



Milwaukee, WI
November 22, 1996